                                                                   Exhibit 10.29

                        FIRST AMENDMENT OF GUARANTYS AND
                             JOINDER OF GUARANTORS


          THIS FIRST AMENDMENT OF GUARANTYS AND JOINDER OF GUARANTORS (hereinafter the "First Amendment and Joinder") is made this ___ day of April, 1996 by the undersigned (collectively the "Guarantors") to and in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association organized and existing under the laws of the United States of America (hereinafter "Lender").

                             W I T N E S S E T H:

          WHEREAS, Lender is the owner and holder of: (i) that certain Term Note from FPM Behavioral Health, Inc., a Delaware corporation (hereinafter "FPM") to Lender dated April 28, 1995 in the original principal amount of ONE MILLION SIX HUNDRED SIXTY-SEVEN THOUSAND AND NO/100 DOLLARS ($1,667,000.00) (the "Term Note") and (ii) that certain Line of Credit Promissory Note from FPM to Lender dated April 28, 1995 in the face amount of FOUR MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($4,200,000.00) (the "Line of Credit Note"); and

          WHEREAS, the Term Note and the Line of Credit Note are secured by that certain Loan and Security Agreement between FPM and Lender dated April 6, 1995 (the "Loan Agreement"); and

          WHEREAS, each of the Guarantors executed and delivered to Lender their separate Unconditional and Continuing Guarantys (collectively the "Guarantys") each dated April 28, 1995 (except that the Unconditional and Continuing Guaranty of FPM of Ohio, Inc., a Delaware corporation is dated June 19, 1995), which guaranteed FPM's payment of the Term Note and the Line of Credit Note and FPM's performance of its obligations under the Loan Agreement and related loan documents, all as more particularly described therein; and

          WHEREAS, FPM has requested that certain terms of the Line of Credit Note and Loan Agreement be modified and that in connection therewith Lender provide FPM an additional Line of Credit in the amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00); and

          WHEREAS, Lender has agreed to modify the Line of Credit Note and Loan Agreement and to provide FPM a new Line of Credit in the amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), provided that Guarantors acknowledge their continuing obligations pursuant to their Guarantys notwithstanding any such modifications, and provided that

Guarantors amend their Guarantys to include a Guaranty of FPM's payment of and performance of its obligations under the "Overline Note" as defined below; and

          WHEREAS, Guarantors wish to acknowledge their continuing obligations pursuant to their Guarantys notwithstanding any such modifications and wish to amend their Guarantys to include the Guaranty of FPM's payment of and performance of its obligations under the Overline Note; and

          WHEREAS, concurrently herewith: (1) FPM and Lender have executed that certain First Modification of Loan and Security Agreement, (2) FPM has executed that certain Overline Line of Credit Note in favor of Lender in the face amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) (the "Overline Note"), and (3) FPM has split the Line of Credit Note into that certain Amended, Restated and Renewal Line of Credit Note (the "Amended Line of Credit Note") of even date herewith in the face amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) and that certain Term Note (the "Second Term Note") of even date herewith in the original principal amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00);

          NOW THEREFORE, in consideration of the foregoing, Guarantors hereby covenant and agree as follows:

          1.  AMENDMENT TO GUARANTYS.  Guarantors hereby amend each of their
              ----------------------
Guarantys such that the term "Notes" as used in their Guarantys shall, from and after the date hereof, be deemed to mean, and their Guarantys shall be deemed to secure in all respects, the Term Note, the Line of Credit Note (as split into the Amended Line of Credit Note and the Second Term Note), and the Overline Note.

          2.  ACKNOWLEDGMENT OF CONTINUING GUARANTY.  Guarantors hereby
              -------------------------------------
acknowledge their continuing obligations pursuant to their Guarantys and agree that their Guarantys shall remain in full force and effect notwithstanding the modifications described above and effected by the documents described herein.

          3.  REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.  In order to
              -----------------------------------------------
induce Lender to provide the line of credit evidenced by the Overline Note and to make the modifications to the Loan Agreement and other documents described herein, Guarantors, excepting Ramsay Managed Care, Inc., a Delaware corporation ("Ramsay"), hereby reaffirm as of the date hereof all of the representations and warranties made by Guarantors referenced in Paragraph 2 of the Joinder of Guarantors executed by each of the Guarantors and attached to and made a part of the Loan Agreement. Ramsay hereby reaffirms as of the date hereof all of the representations and warranties made by Ramsay in its Guaranty.

          IN WITNESS WHEREOF, the undersigned Guarantors have caused this Joinder and Amendment to be executed, in duplicate counterparts, and delivered to Lender as of the day and year set forth below.



WITNESSES:                                       FLORIDA PSYCHIATRIC MANAGEMENT,
                                                 INC., a Florida corporation


________________________________                 By:____________________________
Name: Warwick D. Syphers,
      __________________________
                                                    Executive Vice President

________________________________                 "GUARANTOR"
Name:___________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FLORIDA PSYCHIATRIC MANAGEMENT, INC., a Florida Corporation, on behalf of the corporation. He is personally known to me or produced
______________________________________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                                       FPM MANAGEMENT, INC., a Florida
                                                 corporation


______________________________                   By:____________________________
Name: Warwick D. Syphers,
     -------------------------
                                                    Executive Vice President

                                                 "GUARANTOR"
______________________________
Name:_________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPM MANAGEMENT, INC., a Florida Corporation, on behalf of the corporation. He is personally known to me or produced ___________________________________________as identification and did not take an oath.


                             __________________________________________________
                             Name of Notary ___________________________________
                             NOTARY PUBLIC, STATE OF __________________________
                             Commission Number:________________________________
                             My Commission Expires:____________________________

WITNESSES:                                       FLORIDA PSYCHIATRIC ASSOCIATES,
                                                 INC., a Florida corporation


__________________________________               By:____________________________
Name: Warwick D. Syphers,
     -----------------------------
                                                    Executive Vice President

                                                 "GUARANTOR"
__________________________________
Name:_____________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FLORIDA PSYCHIATRIC ASSOCIATES, INC., a Florida Corporation, on behalf of the corporation. He is personally known to me or produced__________________________ ___________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                                      FPMBH CLINICAL SERVICES, INC., a
                                                Delaware corporation


_______________________________                 By:_____________________________
Name: Warwick D. Syphers,
     --------------------------
                                                   Executive Vice President

_______________________________                 "GUARANTOR"
Name:__________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPMBH CLINICAL SERVICES, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced______________________________________as identification and did not take an oath.


                             ___________________________________________________
                             Name of Notary ____________________________________
                             NOTARY PUBLIC, STATE OF ___________________________
                             Commission Number:_________________________________
                             My Commission Expires:_____________________________

WITNESSES:                                       ARIZONA PSYCHIATRIC AFFILIATES,
                                                 INC., a Delaware corporation


______________________________                   By:____________________________
Name: Warwick D. Syphers,
     -------------------------
                                                    Executive Vice President

______________________________                   "GUARANTOR"
Name:_________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of ARIZONA PSYCHIATRIC AFFILIATES, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced _________________________ ____________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                              FPM/HAWAII, INC., a Delaware corporation


______________________________          By:_____________________________________
Name:_________________________             Warwick D. Syphers,
                                           Executive Vice President

______________________________          "GUARANTOR"
Name:_________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPM/HAWAII, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced ______________________________________________________as
identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                                    FPMBH OF ARIZONA, INC., a Delaware
                                              corporation


________________________________              By:_______________________________
Name: Warwick D. Syphers,
     ---------------------------
                                                 Executive Vice President

________________________________              "GUARANTOR"
Name:___________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPMBH OF ARIZONA, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced ___________________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                               FPM OF WEST VIRGINIA, INC., a Delaware
                                         corporation


______________________________           By:____________________________________
Name: Warwick D. Syphers,
     -------------------------
                                            Executive Vice President

______________________________           "GUARANTOR"
Name:_________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPM OF WEST VIRGINIA, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced ___________________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                                       FPM/SOUTHEAST, INC., a Delaware
                                                 corporation


________________________________                 By:____________________________
Name: Warwick D. Syphers,
     ---------------------------
                                                    Executive Vice President

________________________________                 "GUARANTOR"
Name:___________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPM/ SOUTHEAST, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced ___________________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                                    FPM OF LOUISIANA, INC., a Delaware
                                              corporation


______________________________                By:_______________________________
Name: Warwick D. Syphers,
     _________________________

                                                 Executive Vice President

______________________________                "GUARANTOR"
Name:_________________________


STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPM OF LOUISIANA, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced ___________________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                                          RAMSAY MANAGED CARE, INC., a
                                                    Delaware corporation


_____________________________                       By:_________________________
Name: Warwick D. Syphers,
     ________________________
                                                       Executive Vice President

_____________________________                       "GUARANTOR"
Name:________________________



STATE OF __________________
COUNTY OF _________________

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of RAMSAY MANAGED CARE, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced ___________________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________

WITNESSES:                                         FPM OF OHIO, INC., a Delaware
                                                   corporation


_______________________________                    By:__________________________
Name: Warwick D. Syphers
     __________________________
                                                      Executive Vice President

_______________________________                    "GUARANTOR"
Name:__________________________


STATE OF FLORIDA
COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPM OF OHIO, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced ___________________________________________as identification and did not take an oath.


                              __________________________________________________
                              Name of Notary ___________________________________
                              NOTARY PUBLIC, STATE OF __________________________
                              Commission Number:________________________________
                              My Commission Expires:____________________________